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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 22, 2002

                            POINT THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

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        DELAWARE                         0-19410                                     04-3216862
(State or other jurisdiction of    (Commission file number)                (I.R.S. Employer Identification No.)
incorporation or organization)
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      75 KNEELAND STREET                                           02111
      BOSTON, MASSACHUSETTS
(Address of principal executive offices)                         (Zip Code)

                                 (617) 636-0680

              (Registrant's telephone number, including area code)

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 15, 2002, Point Therapeutics, Inc. ("Point") (formerly named HMSR Inc.), PT Acquisition Corp., a wholly-owned subsidiary of Point, and Point Therapeutics Massachusetts, Inc. (formerly named Point Therapeutics, Inc.) ("Point Massachusetts") consummated a merger (the "Merger"), pursuant to which PT Acquisition merged with and into Point Massachusetts. Point's business operations after the Merger consist solely of the business previously conducted by Point Massachusetts, which is now a wholly-owned subsidiary of Point. Prior to the Merger, PricewaterhouseCoopers LLP ("PwC") served as Point's (then named HMSR Inc.) independent accountants and Ernst & Young LLP ("E&Y") served as Point Massachusetts' (then named Point Therapeutics, Inc.) independent accountants. On April 22, 2002, the Audit Committee and the Board of Directors of Point dismissed PwC as Point's independent accountants and engaged E&Y to serve as Point's independent accountants.

PwC's reports on Point's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2001 and 2000 and through April 22, 2002, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PwC's satisfaction, would have caused it to make reference to the subject matter in connection with its reports on Point's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Point has provided PwC with a copy of the foregoing disclosures. A letter from PwC addressed to the Securities and Exchange Commission is included as Exhibit
16.1 to this Current Report on Form 8-K and states whether PwC agrees with such disclosure.

During the years ended December 31, 2001 and 2000 and through the date hereof, Point did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Point's consolidated financial statements, or any other matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits .

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Exhibit
Number           Description of Exhibit
------           ----------------------
16.1             Letter from PricewaterhouseCoopers LLP to the SEC, dated
                 April 22, 2002,  regarding change in certifying accountant.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           POINT THERAPEUTICS, INC.

                                                   /s/ Donald R. Kiepert, Jr.
Date: April 23, 2002                       By:
                                                --------------------------------
                                                   Donald R. Kiepert, Jr.
                                                   President and Chief Executive
                                                   Officer
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                                  EXHIBIT INDEX
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Exhibit
Number           Description of Exhibit
------           ----------------------
16.1             Letter from PricewaterhouseCoopers LLP to the SEC, dated April 22, 2002, regarding change in certifying accountant.

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